                                                                  EXHIBIT 99.n10

                               AMENDMENT NO. 9 TO
                    AMENDED AND RESTATED MULTIPLE CLASS PLAN
                                       OF
            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                    AMERICAN CENTURY TARGET MATURITIES TRUST
                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

     THIS AMENDMENT NO. 9 TO AMENDED AND RESTATED MULTIPLE CLASS PLAN is made as of the 29th day of July,  2005,  by each of the above  named  corporations  (the
"Issuers").  Capitalized  terms not  otherwise  defined  herein  shall  have the meaning ascribed to them in the Amended and Restated Multiple Class Plan.

                                    RECITALS

     WHEREAS, the Issuers are parties to a certain Amended and Restated Multiple
Class Plan dated as of September 3, 2002, as amended  December 31, 2002,  August
29, 2003,  February 27, 2004, May 1, 2004,  August 1, 2004,  September 30, 2004,
November 17, 2004 and February 24, 2005 (the "Plan"); and

     WHEREAS,  American Century Target  Maturities  Trust has liquidated  Target
2030 Fund; and

     WHEREAS,   American   Century  Mutual  Funds  has  added  Investor   Class,
Institutional  Class and R Class for the  Capital  Growth  Fund and  Fundamental
Equity Fund, and R Class for Vista Fund and Select Fund; and

     WHEREAS,  American  Century World Mutual Funds has added R Class for Global
Growth Fund; and

     WHEREAS,  American Century Capital  Portfolios,  Inc. has added R Class for
Mid Cap Value Fund and Value Fund; and

     WHEREAS, American Century Quantitative Equity Funds, Inc. has added R Class for Equity Growth Fund; and

     WHEREAS,  American  Century  Municipal  Trust has added  Advisor  Class for
Tax-Free Bond Fund, and

     WHEREAS, American Century Investment Trust has added R Class for High-Yield
Fund and Diversified Bond Fund; and

     WHEREAS,  the parties  desire to amend the Plan to adopt the Plan on behalf of these changes;

     NOW,  THEREFORE,  in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

                                       1

     1. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

     2. After the date  hereof,  all  references  to the Plan shall be deemed to mean the Amended and Restated  Multiple  Class Plan, as amended by Amendment No.
9.

     3. In the event of a conflict  between the terms of this Amendment No.9 and the Plan,  it is the  intention of the parties that the terms of this  Amendment
No. 9 shall  control and the Plan shall be  interpreted  on that  basis.  To the extent the  provisions of the Plan have not been amended by this Amendment No. 9 the parties hereby confirm and ratify the Plan.

     4. This Amendment No. 9 may be executed in two or more  counterparts,  each of which shall be an original and all of which  together  shall  constitute  one instrument.

     IN WITNESS  WHEREOF,  the undersigned have executed this Amendment No. 9 as of the date first above written.

                              AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                              AMERICAN CENTURY GOVERNMENT INCOME TRUST
                              AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                              AMERICAN CENTURY INVESTMENT TRUST
                              AMERICAN CENTURY MUNICIPAL TRUST
                              AMERICAN CENTURY TARGET MATURITIES TRUST
                              AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                              AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                              AMERICAN CENTURY MUTUAL FUNDS, INC.
                              AMERICAN CENTURY STRATEGIC ASSET
                                 ALLOCATIONS, INC.
                              AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                              By:      /s/ Charles A. Etherington
                                       ------------------------------------
                              Name:    Charles A. Etherington
                              Title:   Vice President

                                       2

                                   SCHEDULE A

               COMPANIES AND FUNDS COVERED BY THIS MULTICLASS PLAN

---------------------------------------------- --------- --------- ------- ------ ------ ------ -------- ------
                                                INVESTOR  INSTITU- ADVISOR   A      B       C   C CLASS    R
            FIXED INCOME FUNDS                   CLASS    TIONAL    CLASS  CLASS  CLASS   CLASS   II     CLASS
                                                           CLASS
---------------------------------------------- --------- --------- ------- ------ ------ ------ -------- ------
AMERICAN CENTURY CALIFORNIA TAX-FREE
  AND MUNICIPAL FUNDS
>>California High-Yield Municipal Fund           Yes       No       No      Yes    Yes    Yes     Yes     No
>>California Tax-Free Money Market Fund          Yes       No       No      No     No     No      No      No
>>California Intermediate-Term Tax-Free Fund     Yes       No       No      No     No     No      No      No
>>California Long-Term Tax-Free Fund             Yes       No       No      No     No     No      No      No
>>California Limited-Term Tax-Free Fund          Yes       No       No      No     No     No      No      No
---------------------------------------------- --------- --------- ------- ------ ------ ------ -------- ------
AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>Ginnie Mae Fund                                Yes       No       Yes     No     No     Yes     No      No
>>Government Agency Money Market Fund            Yes       No       Yes     No     No     No      No      No
>>Government Bond Fund                           Yes       No       Yes     No     No     No      No      No
>>Short-Term Government Fund                     Yes       No       Yes     No     No     No      No      No
>>Capital Preservation Fund                      Yes       No       No      No     No     No      No      No
>>Inflation-Adjusted Bond Fund                   Yes       Yes      Yes     No     No     No      No      No
---------------------------------------------- --------- --------- ------- ------ ------ ------ -------- ------
AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>International Bond Fund                        Yes       Yes      Yes     No     No     No      No      No
---------------------------------------------- --------- --------- ------- ------ ------ ------ -------- ------
AMERICAN CENTURY INVESTMENT TRUST
>>Diversified Bond Fund                          Yes       Yes      Yes     Yes    Yes    Yes     Yes     Yes
>>Premium Money Market Fund                      Yes       No       No      No     No     No      No      No
>>Prime Money Market Fund                        Yes       No       Yes     Yes    Yes    Yes     Yes     No
>>High-Yield Fund                                Yes       Yes      Yes     Yes    Yes    Yes     Yes     Yes
>>Inflation Protection Bond Fund                 Yes       Yes      No      Yes    Yes    Yes     No      Yes
---------------------------------------------- --------- --------- ------- ------ ------ ------ -------- ------
AMERICAN CENTURY MUNICIPAL TRUST
>>Arizona Municipal Bond Fund                    Yes       No       No      Yes    Yes    Yes     No      No
>>Florida Municipal Bond Fund                    Yes       No       No      Yes    Yes    Yes     No      No
>>High-Yield Municipal Fund                      Yes       No       No      Yes    Yes    Yes     Yes     No
>>Tax-Free Bond Fund                             Yes       Yes      Yes     No     No     No      No      No
>>Tax-Free Money Market Fund                     Yes       No       No      No     No     No      No      No
---------------------------------------------- --------- --------- ------- ------ ------ ------ -------- ------
AMERICAN CENTURY TARGET MATURITIES TRUST
>>Target 2005 Fund                               Yes       No       Yes     No     No     No      No      No
>>Target 2010 Fund                               Yes       No       Yes     No     No     No      No      No
>>Target 2015 Fund                               Yes       No       Yes     No     No     No      No      No
>>Target 2020 Fund                               Yes       No       Yes     No     No     No      No      No
>>Target 2025 Fund                               Yes       No       Yes     No     No     No      No      No
---------------------------------------------- --------- --------- ------- ------ ------ ------ -------- ------

-------------------------------------------- --------- ---------- -------- ------ ------ ------ ------- ------
                                              INVESTOR  INSTITU-   ADVISOR   A      B      C    C CLASS   R
               EQUITY FUNDS                    CLASS     TIONAL     CLASS  CLASS  CLASS  CLASS    II    CLASS
                                                          CLASS
-------------------------------------------- --------- ---------- -------- ------ ------ ------ ------- ------
AMERICAN CENTURY QUANTITATIVE
  EQUITY FUNDS, INC.
>>Equity Growth Fund                           Yes        Yes       Yes     No      No    Yes    No     Yes
>>Income & Growth Fund                         Yes        Yes       Yes     No      No    Yes    No     Yes
>>Global Gold Fund                             Yes        No        Yes     No      No    No     No     No
>>Small Company Fund                           Yes        Yes       Yes     No      No    No     No     Yes
>>Utilities Fund                               Yes        No        Yes     No      No    No     No     No
-------------------------------------------- --------- ---------- -------- ------ ------ ------ ------- ------
AMERICAN CENTURY CAPITAL
  PORTFOLIOS, INC.
>>Equity Income Fund                           Yes        Yes       Yes     No      No    Yes    No     Yes
>>Value Fund                                   Yes        Yes       Yes     Yes     Yes   Yes    Yes    Yes
>>Real Estate Fund                             Yes        Yes       Yes     No      No    No     No     No
>>Small Cap Value Fund                         Yes        Yes       Yes     No      No    Yes    No     No
>>Equity Index Fund                            Yes        Yes       No      No      No    No     No     No
>>Large Company Value Fund                     Yes        Yes       Yes     Yes     Yes   Yes    Yes    Yes
>>Mid Cap Value Fund                           Yes        Yes       Yes     No      No    No     No     Yes
-------------------------------------------- --------- ---------- -------- ------ ------ ------ ------- ------
AMERICAN CENTURY MUTUAL FUNDS, INC.
>>Balanced Fund                                Yes        Yes       Yes     No      No    No     No     No
>>Growth Fund                                  Yes        Yes       Yes     No      No    Yes    No     Yes
>>Heritage Fund                                Yes        Yes       Yes     No      No    Yes    No     No
>>Select Fund                                  Yes        Yes       Yes     Yes     Yes   Yes    Yes    Yes
>>Ultra Fund                                   Yes        Yes       Yes     No      No    Yes    No     Yes
>>Veedot Fund                                  Yes        Yes       Yes     No      No    No     No     No
>>Vista Fund                                   Yes        Yes       Yes     No      No    Yes    No     Yes
>>Giftrust Fund                                Yes        No        No      No      No    No     No     No
>>New Opportunities Fund                       Yes        No        No      No      No    No     No     No
>>Capital Value Fund                           Yes        Yes       Yes     No      No    No     No     No
>>Veedot Large-Cap Fund                        Yes        Yes       Yes     No      No    No     No     No
>>New Opportunities II Fund                    Yes        Yes       No      Yes     Yes   Yes    Yes    No
>>Capital Growth Fund                          Yes        Yes       No      Yes     Yes   Yes    No     Yes
>>Fundamental Equity Fund                      Yes        Yes       No      Yes     Yes   Yes    No     Yes
>>Focused Growth Fund                          Yes        No        No      No      No    No     No     No
-------------------------------------------- --------- ---------- -------- ------ ------ ------ ------- ------
AMERICAN CENTURY STRATEGIC ASSET
  ALLOCATIONS, INC.
>>Strategic Allocation: Aggressive Fund        Yes        Yes       Yes     Yes     Yes   Yes    No     Yes
>>Strategic Allocation: Conservative Fund      Yes        Yes       Yes     Yes     Yes   Yes    No     Yes
>>Strategic Allocation: Moderate Fund          Yes        Yes       Yes     Yes     Yes   Yes    No     Yes
>>Newton Fund                                  Yes        No        No      No      No    No     No     No
-------------------------------------------- --------- ---------- -------- ------ ------ ------ ------- ------

-------------------------------------------- -------- --------- -------- ------- ------ ------ ------- ------
                                             INVESTOR  INSTITU-  ADVISOR    A      B       C   C CLASS   R
               EQUITY FUNDS                   CLASS     TIONAL    CLASS   CLASS  CLASS   CLASS   II     CLASS
                                                         CLASS
-------------------------------------------- -------- --------- -------- ------- ------ ------ ------- ------
AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>Emerging Markets Fund                        Yes       Yes      Yes      No      No     Yes     No     No
>>Global Growth Fund                           Yes       Yes      Yes      No      No     Yes     No     Yes
>>International Growth Fund                    Yes       Yes      Yes      Yes     Yes    Yes     Yes    Yes
>>International Discovery Fund                 Yes       Yes      Yes      No      No     No      No     No
>>Life Sciences Fund                           Yes       Yes      Yes      No      No     Yes     No     No
>>Technology Fund                              Yes       Yes      Yes      No      No     Yes     No     No
>>International Opportunities Fund             Yes       Yes      No       No      No     No      No     No
>>European Growth Fund                         Yes       Yes      Yes      No      No     Yes     No     No
>>International Stock Fund                     Yes       No       No       No      No     No      No     No
-------------------------------------------- -------- --------- -------- ------- ------ ------ ------- ------